Rule 497(k)

File No. 333-176976

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust RiverFront Dynamic Asia Pacific ETF

First Trust RiverFront Dynamic Developed International ETF

First Trust RiverFront Dynamic Emerging Markets ETF

First Trust RiverFront Dynamic Europe ETF

(each a “Fund” and collectively, the “Funds”)

Supplement To each Fund’s Prospectus, Summary Prospectus and

Statement of Additional Information

Dated March 1, 2021

Dated April 30, 2021

Notwithstanding anything to the contrary in the Funds’ Prospectus and Statement of Additional Information and in each Fund’s Summary Prospectus, effective April 30, 2021, Rob Glowina is no longer a portfolio manager for the Funds. Adam Grossman and Chris Konstantinos will continue to serve as portfolio managers for the Funds.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference